SANUWAVE®

Healing today. Curing tomorrow.

Ticker: SNWV

March 2013

Forward-Looking Statement Disclaimer

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective.

Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company's ability to control. Actual results may differ materially from those projected in the forward-looking statements.

Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval process and subsequent marketing of the Company's product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, fluctuations in the Company's quarterly results, the Company's ability to continue and manage its growth, liquidity and other capital resources issues, competition and the other factors discussed in detail in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

SANUWAVE Health, Inc. (SNWV)

Repositioned and refocused as a shock wave technology company with potential applications across multiple industries.

KEY POINTS

- **Improved Strategy, Focus, and Execution**
  - Senior management changes – added experience and focus in critical areas.
- **Improved Financial Position**
  - Existing shareholders – actively supporting and funding via a bridge financing which provided $2 million in operating funds.
- **Increased Growth Opportunities**
  - Parallel effort – to license and partner technology platform, know-how, and extensive intellectual property portfolio.
- **Lead Product, dermaPACE® in U.S. Phase III Clinical Study Supplement**
  - For closure of diabetic foot ulcers - commences in 2Q 2013.
  - Anticipated approval in early 2015 pending positive trial results.

Management Focus

We are rapidly driving forward the product approval, marketing, and partnering process.

EMPHASIS ON RESULTS

- Expected initial enrollment of dermaPACE trial – **2Q 2013**.
- Discussions with partners/licensees in non-medical industries – **already commenced**.
- Discussions with partners/licensees for European/OUS distribution of approved devices – **already commenced**.
- Expected completion of patient enrollment in dermaPACE trial – **early 1Q 2014**.

dermaPACE Clinical Trial Supplement

Focus is additional treatments and new CRO/Clinical Manager to improve trial management.

KEY ELEMENTS OF SUPPLEMENTAL TRIAL

- **A doubling of active dermaPACE treatments.**
- New CRO specializing in wound trials and new Trial Manager to conduct and manage trial and its details.
- Use of Bayesian Statistics which reduces the number of patients and incorporates positive results of original clinical trial.
- Increased training of investigators and technicians.
- Enhanced management of treatment procedures, protocol application, and site/patient management.
- Accelerated enrollment of highly qualified patients at 20 sites.

Substantial Technology and History

Over $54 million invested in shock wave technology platform since 2005.

BACKGROUND

- Technology platform acquired in 2005 from HealthTronics, a leader in urology and lithotripsy.
  - Acquired significant intellectual property and legacy global orthopedic product line (OssaTron® and EvoTron®).
- Subsequently developed and launched two new products:
  - dermaPACE® for advanced wound care in 2007.
  - orthoPACE for orthopedic and musculoskeletal indications in 2010.
- Initiated in 2007 the path for FDA approval of dermaPACE for the treatment of diabetic foot ulcers (U.S. market – $5+ billion).

Regenerative Medicine Markets

Multiple markets exist with significant opportunities to monetize technology platform, know-how, and IP.

MEDICAL MARKET OPPORTUNITIES

Advanced Wound Care

- Diabetic Foot Ulcer
- Chronic Mixed Wounds
- Pressure Sores
- Burns

Cleaning and Sterilization

- Blood
- Tissue
- Graft
- Organ

Tissue Regeneration

- Nerve Regeneration
- Stem Cells Proliferation
- Tissue Regeneration
- Organ Regeneration

Cardiac / Vascular

- Myocardial Ischemia
- Peripheral Artery Disease
- Artherosclerosis
- Renal Nerve Ablation

Orthopedics

- Trauma/Fracture
- Osteoporosis
- Osteoarthritis
- Tendon/Pain
- Spine

Plastic / Cosmetic

- Body Contouring
- Scar Modulation
- Varicose Veins
- Spider Veins

Non-Medical Markets

SNWV - *well positioned to use acoustic shockwave technology in many industrial applications.*

NON-MEDICAL MARKET OPPORTUNITIES



Energy Production

- Advanced Fracking
- Improved / Enhanced Oil Extraction Recovery

Water

- Fracking Water Cleaning
- Industrial Water Cleaning
- Drinking Water Cleaning



Food Industry

- Preservation
  - Milk
  - Fruit Juices
- Meat Tenderizing

Industrial Biofilms

- Biofilm Destruction
  - Industrial Equipment
  - Cosmetic / Food Industry Equipment



Execution of Corporate Goals Underway

With sequencing of products, marketing, and relationship development to meet corporate goals.

PARALLEL PROCESSES

- Initiated dermaPACE Supplemental trial to enroll as quickly as possible.
- Initiated discussions with partners outside the U.S. to improve sale and use of dermaPACE and orthoPACE for approved treatments.
- Initiated discussions with potential partners to use technology in non-medical areas.
- Continuing to develop patents for extended use of shock wave technology for medical and non-medical applications.

The active pursuit of attainable objectives in these areas is being sequenced based on available resources.

Technology Platform

SNWV - *THE leader in the development and commercialization of acoustic shock wave technology.*

SHOCK WAVES

- Carry energy and create sudden and significant changes in pressure.
- Non-invasive using an electro-hydraulic method.
- **Produce stresses – elicits a positive biological response that promotes healing.**



SANUWAVE
p
P+
pulse width (-6dB)
P-
time
rise time
Compressive Phase
(Tissue Strain)
Tensile Phase
(Cavitation)

SNWV has significant intellectual property surrounding the use of shock waves in medical and non-medical applications.

Expansion Opportunities

Science behind the technology is extensive and offers extensive opportunities.



Application of PACE to ulceration.



Positive inflammatory response and improved microcirculation.



Cell perimeter interaction as a result of rapid compression and stretching.



PACE produces cellular expression of growth factors and cytokines.



New capillary formation leads to revascularization and new tissue regeneration.

PACE® causes an inflammatory response and proliferation of growth factors leading to angiogenesis (development of new blood vessels).

This biological mechanism cascade has been shown in both preclinical and clinical environments.

Competitive Landscape

Scientific research demonstrates clear differentiation and significant advantages of our technology when compared with other technologies.

	TECHNOLOGY							
FEATURE	FOCUSED SHOCK WAVES	Unfocused Shock Waves	Radial Shock Waves	Imaging Ultrasound	Therapeutic Ultrasound	High Intensity Focused Ultrasound	Low Intensity Lasers	Low Energy Radio Frequency
Focused	√					√	√	
Any Penetration	√	√		√				
High Energy	√				√	√		
High Energy Efficiency	√					√ (thermal)		
Thermal Losses				N/A	√	√	√	√
Large Cavitation Bubbles	√			N/A			N/A	N/A
Macro Level/Tissue Stimulation	√	√	√	N/A	√	√		
Micro Level/Cellular Stimulation	√	√ (reduced)		N/A			√	√
Thermal Ablation		N/A	N/A	N/A	√	√	√ (reduced)	√ (reduced)
"Cold" Ablation (if desired)	√	N/A	N/A	N/A				
Soft Tissue Treatment	√	√	√	N/A	√	√	√	√
Hard Tissue Treatment	√	√		N/A				
Low Number of Treatments	√			N/A		√		

Patent Portfolio

Includes 33 holdings in the form of issued patents or patent applications pending approval.

INTELLECTUAL PROPERTY PORTFOLIO

- Portfolio covers various methods and devices for treating a range of conditions using acoustic pressure waves in the high-energy "shock wave" spectrum.
  - 17 issued U.S. patents.
  - 7 U.S. patents pending.
  - 9 issued or pending foreign patents.

SNWV has extensive experience and applied understanding of the number of pulses, energy settings, and frequency required to effect meaningful outcomes.

Pulsed Acoustic Cellular Expression (PACE®)

Proprietary shock wave technology for the regenerative medicine market.

PACE TREATMENTS

- **Increase blood flow:** as PACE shock waves penetrate the microcirculatory system there is an immediate increase in local blood flow (perfusion) in the treated area.
- **Create an immediate inflammatory response:** after shock wave treatment, wounds heal quickly (move quickly through the inflammatory phase to the proliferation phase of healing).
- **Can break up the physical biofilm:** removal of biofilm barriers help antibiotics gain access to the entrenched bacteria and eradicate the colony.
- **Lead to an angiogenic and pro-inflammatory healing response:** a change from a chronic, non-healing wound, to an acute healing state.
- **Lead to new blood vessel formation:** the creation of new capillary networks in the treated area accelerate healing.
- **Accelerates wound healing:** shock waves stimulate growth factors and recruit dormant stem cells for a significant reduction in elapsed wound healing time.

PACE Product Portfolio: dermaPACE



DERMAPACE

CE Marked for advanced wound care indications and available in international markets. In U.S. available only to physicians and patients involved in a U.S. IDE clinical trial.



ORTHOPACE

orthoPACE is CE Marked for international markets for orthopedic and musculoskeletal indications, but is not approved for sale or distribution in the U.S.



OSSATRON

Our legacy OssaTron device is approved by the FDA for multiple orthopedic conditions, which have failed to respond to conservative treatment.

dermaPACE

CE Marked – ***for patients suffering from acute and chronic wounds.***



TREATMENT OVERVIEW

- During the noninvasive treatment, the dermaPACE applicator gently glides over the wound surface as the acoustic pressure impulse is applied into the tissue by direct contact through sterile conductive gel.
- PACE acoustic shock waves result in a biological response within the wound area. Generally only a few short treatments are needed; the treatment time and the number of treatments required varies depending on the wound condition.
- dermaPACE is available for use in international markets; it is undergoing an FDA Phase III trial in the U.S. for diabetic foot ulcers.

dermaPACE - Diabetic Foot Ulcers (DFU)

$5+ billion U.S. market

U.S. MARKET OVERVIEW

- 27 million persons living with diabetes and 79 million pre-diabetics.
- 25% of diabetics will acquire a non-healing ulcer in their lifetime; ~1.5+ million diabetic ulcers annually.
- Diabetic foot ulcers lead to over 82,000 amputations annually at a cost that are estimated to exceed $3.6 billion annually.
- Hospitalization costs of ~$20,000 for a patient with a DFU; ~$60,000 for an amputation.



dermaPACE being used to treat a diabetic foot ulcer.

References: Centers for Disease Control and Prevention (CDC), Journal of the American Medical Association (JAMA), American Diabetes Association (ADA).

dermaPACE – Diabetic Foot Ulcers

Offers a significant advance in the treatment of diabetic foot ulcers.

ADVANTAGES

- ✓ Lowest total treatment costs.
- ✓ Significantly lower recurrence rates.
- ✓ Convenient and efficient treatments.
- ✓ Non-invasive.



Advanced Modality Cost Comparison for Diabetic Foot Ulcer
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$3,700
$13,900
$8,100
$11,600
PACE
NPWT
Apligraf
Dermagraft

Estimated costs associated with full 12 weeks of diabetic foot ulcer treatment including physician and nursing time, facility charges, treatment costs, and associated standard of care.

No Direct Competitor for dermaPACE

Significant unmet need for a superior chronic wound care treatment modality.

COMPETITIVE SNAPSHOT

- Kinetic Concepts Inc. (KCI) an FDA-cleared Negative Pressure Wound Therapy (NPWT) VAC System; device is attached for extended period.
- Organogenesis' FDA approved Apligraf, a living cell-based product used to treat venous leg ulcers and diabetic foot ulcers; requires suturing or steri-strip and interacts only with top layer of wound.
- Shire's FDA approved Dermagraft, for diabetic foot ulcers; interacts only with top layer of wound.

dermaPACE – Phase III Trial

FDA has approved Investigational Device Exemption (IDE) to conduct additional dermaPACE clinical trial.

PHASE III TRIAL SUPPLEMENT

- We estimate trial supplement will be completed and submitted in support of a PMA application for dermaPACE in 4Q 2014.
- We have identified 20 clinical study sites and have negotiated contracts with 15 clinical study sites for participation; patient enrollment is expected to begin in 2Q 2013.

PROJECTED FDA PATHWAY

IDE Supplement Approval	CRO Database Development	First Enrollment	Last Enrollment	Last Patient Follow Up for Closure	Submit PMA
4Q 2012	1Q / 2Q 2013	2Q 2013	1Q 2014	2Q 2014	4Q 2014

dermaPACE – Phase III Trial

We believe that the additional dermaPACE study will generate outcomes that meet the FDA's requirement for approval.

SUPPLEMENTAL PHASE III TRIAL DESIGN

- **Doubles the number of treatments - four (4) additional dermaPACE procedures administered bi-weekly, between weeks 4 and 10 following enrollment**.
- Increase in number of treatments is based on scientific studies completed after original study was approved in 2007.
- Plan incorporates the same primary efficacy endpoint: complete wound closure at 12 weeks with the same four (4) dermaPACE procedures during first two weeks. Total treatments now – eight (8).
- Standardizes debridement procedures and wound closure definition.

dermaPACE – Trial Treatments

Four (4) additional treatments should improve the Healing Curve.



Median Percent Wound Area
100
90
80
70
60
50
40
30
20
10
0
Base
Rand
3d
6d
9d
2 wk
4 wk
6 wk
8 wk
10 wk
12 wk
14 wk
16 wk
18 wk
20 wk
22 wk
24 wk
Time
Complete Closure by 12 Weeks
≥90% Wound Area Reduction by 12 Weeks

SANUWAVE

dermaPACE – Phase III Improvements

We believe that the new dermaPACE study design will generate outcomes that meet the FDA's requirement for approval.

SUPPLEMENTAL PHASE III TRIAL MANAGEMENT

- New CRO specializing in wound trials and new Trial Manager enhances trial conduct and detail management.
- Bayesian Statistics incorporate positive results of first clinical trial and reduce trial size.
- Investigators and technicians trained to achieve a higher level of consistency.
- Management of treatment procedures, protocol application, and site/patient management standardized to a detailed level.

We believe the additional treatments plus these trial design enhancement substantially increases the probability of FDA approval.

dermaPACE – International Market

The international global wound care market of $22 billion offers significant expansion opportunity for dermaPACE.

INTERNATIONAL MARKET

- Globally there are 366 million people living with diabetes and it is expected to reach 552 million by 2030, an increase of 50.7%.
- dermaPACE is currently marketed by independent distributors in Spain, Australia, Canada, and the Middle East.
- **dermaPACE can be licensed or joint ventured in these markets to speed market penetration while minimizing operating costs.**



PACE Product Portfolio: orthoPACE



DERMAPACE

CE Marked for advanced wound care indications and available in international markets. In U.S. available only to physicians and patients involved in a U.S. IDE clinical trial.



ORTHOPACE

orthoPACE is CE Marked for international markets for orthopedic and musculoskeletal indications, but is not approved for sale or distribution in the U.S.



OSSATRON

Our legacy OssaTron device is approved by the FDA for multiple orthopedic conditions, which have failed to respond to conservative treatment.

orthoPACE – Uses Approved in Europe

orthoPACE applies PACE shock wave treatment for orthopedic and musculoskeletal indications.



PRODUCT OVERVIEW

orthoPACE is CE Marked for the application of pulsed acoustic waves for the stimulation of osteogenesis and for the treatment of painful bone near soft tissue, including:

- Plantar fasciitis (heel pain).
- Tendonitis (shoulder, Achilles tendon, patellar, epicondylitis or tennis elbow).
- Hip bursitis and avascular necrosis (AVN).
- Osteoarthritis.
- Acute, delayed-union or non-union extremity fracture.
- Osteoporosis.

orthoPACE - International Strategy

Available in Europe, Canada, and Asia/Pacific through select distributors.

INTERNATIONAL GROWTH STRATEGY

- Seek out relationships with qualified partners.
- Use the outside US markets for proof of concept, protocol development, and pilot studies.
- Build momentum with payers and governments to secure reimbursement.

While building credibility in international markets, SNWV intends to undertake IDE studies in US.



orthoPACE – U.S. Strategy

We will explore bone and tendon opportunities building on our legacy OssaTron's FDA approval.

U.S. MARKET

- 2 million patients are treated for plantar fasciitis (heel pain) every year.
- It is estimated there are over 2 million fractures costing $17 billion per year in the U.S.
- The legacy OssaTron is the only device approved in the U.S. for chronic plantar fasciitis and tennis elbow. We intend to utilize this PMA technology to take actions necessary for FDA approval of orthoPACE in the U.S.

PACE Product Portfolio: OssaTron



DERMAPACE

CE Marked for advanced wound care indications and available in international markets. In U.S. available only to physicians and patients involved in a U.S. IDE clinical trial.



ORTHOPACE

orthoPACE is CE Marked for international markets for orthopedic and musculoskeletal indications, but is not approved for sale or distribution in the U.S.



OSSATRON

Our legacy OssaTron device is approved by the FDA for multiple orthopedic conditions, which have failed to respond to conservative treatment.

Management Team

Joseph Chiarelli

Joined SANUWAVE as Chief Executive Officer and a Director in 2013. Mr. Chiarelli has been responsible for financial advisory, business development, and a healthcare hedge fund at Auriga Capital Management. Mr. Chiarelli was the Chairman of Clarent Hospital Management Corp. delivering returns well above shareholder expectations. Mr. Chiarelli developed much of his healthcare industry knowledge while at JPMorgan Chase & Co. where he was responsible for three healthcare sectors of the equity markets as the Senior Investment Research Analyst. He is a Colonel in the USAFR and a member of the board of directors of a private healthcare device company.

Barry Jenkins

Joined SANUWAVE as Chief Financial Officer in April 2006 and in 2012 also assumed the responsibilities of Chief Operating Officer. His previous position was with Automatic Data Processing (ADP), where he served as Chief Financial Officer for the Benefits Services Division and Snowden-Pencer, Inc., a medical device company sold to Cardinal Health in 2004. Mr. Jenkins began his career with Price Waterhouse and progressed to a Senior Manager.

Management Team

Iulian Cioanta, Ph.D.

Joined SANUWAVE in June 2007 as Vice President of Research and Development. Prior to joining SANUWAVE, Dr. Cioanta served as Business Unit Manager with Cordis Endovascular, a Johnson & Johnson company, Director of Development Engineering with Kensey Nash Corporation, Research Manager at ArgoMed Inc. and Project Manager and Scientist with the Institute for the Design of Research Apparatuses.

Peter Stegagno

Joined SANUWAVE as Vice President, Operations in March 2006. Mr. Stegagno brings to SANUWAVE over 20 years experience in the medical device market encompassing manufacturing, design and development, quality assurance and international and domestic regulatory affairs. He has been instrumental in the development and deployment of international operational processes for leading medical device companies.

Joel Batts

Joined SANUWAVE in October 2011 and is the Company's Vice President of Clinical Affairs, leading the dermaPACE clinical study. Mr. Batts' most recent position was held with Wright Medical Technology as Senior Director, Clinical Affairs where he gained significant knowledge and expertise in the orthopedic and wound healing segments, culminating in the last six years at Wright Medical where his overall focus was orthopedic reconstructive products, foot and ankle products and wound therapy.

SANUWAVE®

Healing today. Curing tomorrow.

Ticker: SNWV

SANUWAVE Health, Inc.
11475 Great Oaks Way, Suite 150
Alpharetta, GA 30022
info@sanuwave.com
+1 (770) 419-7525

dermaPACE (Original Trial)

Original dermaPACE trial, begun in 2007, achieved Primary Endpoint – but not in FDA's required timeframe.

PHASE III TRIAL: 2007- 2010

- Enrolled 206 patients in double-blinded (patient & physician), parallel, sham-controlled, 24 week trial.
- Compared safety and effectiveness at 12 weeks, with both arms administered in conjunction with standard of care.
- Wound reduction favored dermaPACE arm to a statistically significant extent within 12 weeks - ≥ 90% wound closure, 48% (51/107) dermaPACE vs. 31% (31/99) sham-control, p=0.016. **However, FDA required 100% closure.**
- Significant difference in full and partial amputations of the target ulcer through 24 weeks, with 2 (1.9%) occurring in the dermaPACE group and 9 (9.1%) in sham-control (p=0.03).
- Of patients who achieved complete wound closure at 12 weeks, recurrence rate was 4.5% in the dermaPACE group as compared with 20.0% in the sham-control group.

dermaPACE (Original Trial)

Original dermaPACE trial, begun in 2007, achieved Primary Endpoint – but not in FDA's required timeframe.

PHASE III TRIAL: 2007- 2010

Efficacy Endpoints			
Primary Endpoints	**dermaPACE® (n=107)**	**Sham Control (n=99)**	
Efficacy – ITT	n (%)	n (%)	p-value
Complete Wound Closure at 12 Weeks	22 (20.6%)	15 (15.2%)	0.363
Complete Wound Closure at 20 Weeks	39 (36.4%)	23 (23.2%)	0.047
Complete Wound Closure at 24 Weeks	42 (39.3%)	26 (26.3%)	0.054
	dermaPACE (n=101)	**Sham Control (n=93)**	
Efficacy - EE	n (%)	n (%)	p-value
Complete Wound Closure at 12 Weeks	21 (20.8%)	13 (14.0%)	0.256
Complete Wound Closure at 20 Weeks	38 (37.6%)	20 (21.5%)	0.018
Complete Wound Closure at 24 Weeks	41 (40.6%)	23 (24.7%)	0.022
Secondary Endpoint	**dermaPACE (n=107)**	**Sham Control (n=99)**	
Efficacy - ITT	n (%)	n (%)	p-value
Complete Wound Closure or ≥ 90% at 12 Weeks	51 (47.7%)	31 (31.3%)	0.016

dermaPACE (Original Trial)

Dr. Maria Siemionow's research at the Cleveland Clinic supports the benefit of additional shock wave treatments.

PHASE III TRIAL: 2007- 2010

- Up to 24 hours after dermaPACE application on tissue strong inflammatory modulation and proangiogenic acute effects are seen as follows:
  - Down-regulated expression of proinflammatory factors (iNOS, CCL2 and CXCL5)
  - Increased expression of proangiogenic factors (eNOS, VEGF and vWF)
  - Elevated proangiogenic cytokines, which correlated with new blood vessel formation.
- Long-term follow-up (at 3, 7 and 21 days) showed over time the up-regulation trend begins to decrease.

These results indicate that the early positive effect on capillary perfusion is not maintained over long-time follow-up, which supports the need for additional dermaPACE treatments.

1. Pulsed acoustic cellular treatment induces expression of proangiogenic factors and chemokines in muscle flaps. Krokowicz L, Cwykiel J, Klimczak A, Mielniczuk M, Siemionow M. Journal of Trauma. 2010 Dec;69(6):1448-56.
2. Pulsed acoustic cellular expression as a protective therapy against I/R injury in a cremaster muscle flap model. Krokowicz L, Klimczak A, Cwykiel J, Mielniczuk M, Grykien C, Siemionow M. Microvasc Res. 2012 Mar;83(2):213-22. Epub 2011 Dec 6.
3. Long-term follow up of the effects of Extracorporeal Shockwave Therapy (ESWT) on microcirculation in a denervated muscle flap. Krokowicz L, Mielniczuk M, Drews M, Siemionow M. Pol Przegl Chir. 2011 Jun;83(6):325-33.

dermaPACE (Original Trial)

Wound reduction results suggested complete closure could be achieved in 12 weeks if additional treatments were administered.

PHASE III TRIAL: 2007- 2010

- Siemionow, et al[1] found that in order to preserve dermaPACE therapy proangiogenic and anti-inflammatory effects over longer periods of time, it is critical to support the tissues with additional treatment boosts.
- Yip, et al[2] found that expression of Vascular Endothelial Growth Factor (VEGF) slowly increased after one shock wave treatment to bone marrow cells, reaching maximum expression at day 14.
- Wang, et al[3] found that up-regulation of several growth factors, including VEGF, occurred through week 8 versus controls, with decline beginning at week 4 and substantially back to normal levels by week 12.
- Results from a randomized, controlled trial by Wang, et al[3] showed for dermaPACE a 57%(p=0.003) complete closure rate within 7 weeks after a total of 6 applications over 3 weeks, increasing to 70% (p=0.005) after another course of 6 applications in wounds with delayed healing; the authors also noted the absence of local and systemic complications.
- The greater rate of closure Wang, et al[3] found following 6 applications (50% more applications than were performed in the pivotal trial) is consistent with pre-clinical animal studies that have measured up-regulation of key angiogenic growth factors.

1. Long-term follow up of the effects of Extracorporeal Shockwave Therapy (ESWT) on microcirculation in a degenerated muscle flap. Krokowicz L, Mielniczuk M, Drews M, Siemionow M. Pol Przegl Chir. 2011 Jun;83(6):325-33.
2. ESWT Applied to Rat Bone Marrow Mononuclear Cells for VEGF and CD31 , Yip, et al, Circulation Journal 2008.
3. Treatment of diabetic foot ulcers: A Comparative Study of Extracorporeal Shockwave Therapy and Hyperbaric Oxygen Therapy. Wang C-J, et al., Diabetes Research and Clinical Practice (2011).